UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 29, 2010

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2010, Electronic Arts Inc. (“EA”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On October 29, 2010, EA’s Board of Directors approved a plan (the “Plan”) to restructure key licensing and development agreements to improve the long-term profitability of EA’s packaged goods business. EA expects substantially all of these actions to be completed by March 31, 2011.

In connection with the Plan, EA anticipates incurring up to approximately $180 million in total costs in the second half of the fiscal year ending March 31, 2011. The total costs will be dependent on the final negotiations with our partners. Substantially all of the costs will result in future cash expenditures, accelerating payments that would otherwise have been recognized in future periods pursuant to the existing agreements. These costs will consist primarily of charges associated with restructuring licensing and development agreements (up to approximately $166 million) and various other charges incurred in connection with the Plan (approximately $14 million).

The foregoing discussion of EA’s plan of restructuring contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements about EA’s estimates and expectations regarding future restructuring charges and other costs are forward-looking. EA uses words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” (and the negative of any of these terms), “future” and similar expressions to help identify forward-looking statements. These forward-looking statements are subject to business and economic risks and reflect management’s current estimates and expectations, and involve subjects that are inherently uncertain and difficult to predict. Actual results could differ materially from the expectations set forth in these forward-looking statements. EA will not necessarily update these forward-looking statements if they later turn out to be inaccurate. Risks and uncertainties that may affect EA’s future results include, but are not limited to, those discussed above, under the heading “Risk Factors” in EA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010, and in other documents EA has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 2, 2010, relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: November 2, 2010	By:	/s/ Eric F. Brown
Eric F. Brown
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated November 2, 2010 relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended September 30, 2010.